                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2004


                          Eyetech Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-50516                13-4104684
----------------------------         ----------------        -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Numbers)         Identification No.)


       3 Times Square, 12th Floor
              New York, NY                                            10036
----------------------------------------                        ----------------
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On December 17, 2004, the U.S. Food and Drug Administration approved Macugen(R) (pegaptanib sodium injection) for the treatment of neovascular (wet) age-related macular degeneration. The full text of the press release announcing the approval is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2004          EYETECH PHARMACEUTICALS, INC.


                                  By:        /s/ Glenn P. Sblendorio
                                           ----------------------------------
                                  Name:    Glenn P. Sblendorio
                                  Title:   Senior Vice President, Finance and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
99.1            Press release dated December 17, 2004, of Eyetech
                Pharmaceuticals, Inc. and Pfizer Inc. announcing the approval of Macugen(R)(pegaptanib sodium injection) for the treatment of neovascular (wet) age-related macular degeneration